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                                                                EXHIBIT 10.17


           Second Amendment, dated 1 February 1998, to Lease Agreement between Fort Washington Realty Trust and Vertex Pharmaceuticals Incorporated
                               Dated 1 March 1993

Fort Washington Realty Trust and Vertex Pharmaceuticals Incorporated, hereby agree to amend the First Amendment to and the current lease on 625 Putnam Avenue, Cambridge, dated 1 March 1993, as follows:

page 2, Section 2 & 3 of original lease and line 3 of First
  Amendment: Extension of term
Term: 1 February 1997 through 31 December 1998
Rent: 15,750 sq It at $15.24/sq ft/yr= $240,000/yr = $20,000/month
Additional Term: 1 January 1999 through 31 December 2000
Rent: 15,750 sq ft at $18.00/sq ft/yr= $283,500/yr = $23,625/month page 36, Section 11.10: Option to extend beyond first extension:
Tenant's option to Extend: 1 January 2001 through 31 December 2003 Rent for Option Period: 15,750 sq ft at $21.33/sq ft/yr
  = $336,000/yr = $28,000/month

    Triple-net of all taxes, insurance, utilities, and operating expenses.

This Second Amendment replaces the First Amendment in its entirety

All other provisions of said lease shall remain unchanged.

         Signatories certify that they are empowered to commit their respective organizations in matters pertaining to this agreement, executed in February 1998.

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
LESSOR:                                    LESSEE:

                  /S                                   /S
--------------------------------           -------------------------------------
Fort Washington Realty Trust               Vertex Pharmaceuticals Incorporated
By: Henry H. Kolm, Trustee                 By: Richard H. Aldrich,
    Elizabeth C. Kolm, Trustee                 Senior VP, Chief Business Officer
Date:  30 January, 1998                    Date:   2 February 1998

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